UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2019 (December 10, 2019)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In connection with Global Medical REIT Inc.’s (the “Company”) proposed public offering of its common stock, the Company today announced the following portfolio data:

Summary of Investments by Type

The following table contains information of our portfolio by type of property as of September 30, 2019.

Type	% of Annualized Base Rent(1)

Total Medical Office Building (MOB)	55.4%

MOB	31.4%

MOB/ASC	17.5%

MOB/Imaging/ER	6.5%

Inpatient Rehabilitation Facility (IRF)	28.0%

Surgical Hospital	5.9%

Office	3.7%

Acute Care Hospital	3.5%

LTACH	3.5%

Total	100%

(1)	Monthly base rent as of September 30, 2019 multiplied by 12.

Geographic Concentration

The following table contains information regarding the geographic concentration of our portfolio as of September 30, 2019.

State	% of Annualized Base Rent(1)

Texas	18.3%

Ohio	11.1%

Pennsylvania	9.6%

Arizona	8.9%

Oklahoma	8.5%

Illinois	6.5%

Florida	6.1%

Tennessee	3.9%

Michigan	3.3%

California	3.2%

All Other States	20.6%

Total	100%

(1)	Monthly base rent as of September 30, 2019 multiplied by 12.

Significant Tenants

The following table contains information regarding our significant tenants as of September 30, 2019.

Tenant	% of Annualized Base Rent(1)

Encompass Health Corporation	10.9%

Memorial Health System	8.3%

Kindred Healthcare Inc.(2)	7.6%

Oklahoma Center or Orthopedic & Multi-specialty Surgery (OCOM)	5.6%

Carrus Hospital	4.2%

Pipeline Health	3.5%

Curahealth	3.1%

Select Medical	2.9%

Prospect Health	2.7%

Trinity Health	2.6%

All Other tenants	48.6%

Total	100%

(1)	Monthly base rent as of September 30, 2019 multiplied by 12.

(2)	Includes properties in which the tenant is a joint venture between Kindred Healthcare Inc. and other parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: December 10, 2019